UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2019

ANGI Homeservices Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 26, 2019, the ANGI Homeservices Inc. (“ANGI” or the “Company”) annual meeting of stockholders was held. Stockholders present in person or by proxy, representing 74,169,884 shares of ANGI Class A common stock (entitled to one vote per share) and 421,452,486 shares of ANGI Class B common stock (entitled to ten votes per share), voted on the following matters:

1.             Election of Directors — stockholders elected the following eleven directors of the Company to hold office until the next annual meeting of stockholders (or until their successors have been duly elected and qualified).

Stockholders eligible to vote (with holders of ANGI Class A common stock and ANGI Class B common stock voting together as a single class in the vase of all proposals) voted as follows:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Thomas R. Evans	4,268,861,242	8,843,264
Alesia J. Haas	4,268,860,930	8,843,576
Angela R. Hicks Bowman	4,262,864,087	14,840,419
Joseph Levin	4,258,824,741	18,879,765
William B. Ridenour	4,271,763,138	5,941,368
Glenn H. Schiffman	4,262,913,304	14,791,202
Craig Smith	4,270,320,858	7,383,648
Mark Stein	4,262,914,414	14,790,092
Suzy Welch	4,262,772,904	14,931,602
Gregg Winiarski	4,262,914,804	14,789,702
Yilu Zhao	4,268,862,160	8,842,346

In addition to the votes cast and withheld for each director nominee described above, there were 10,990,238 broker non-votes with respect to each director nominee.

2.             The French Sub Plan Proposal—stockholders approved a French Sub Plan under the ANGI Homeservices Inc. 2017 Stock and Annual Incentive Plan. Stockholders eligible to vote voted as follows:

Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
4,263,762,609	13,932,394	9,503

In addition to the votes cast and abstentions described above, there were 10,990,238 broker non-votes with respect to the French Sub Plan Proposal.

3.             The Auditor Ratification Proposal — stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
4,288,668,332	24,396	2,016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI HOMESERVICES INC.

By:	/s/ SHANNON SHAW
Name:	Shannon Shaw
Title:	Chief Legal Officer

Date: June 28, 2019